UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07686

Western Asset Emerging Markets Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2015

WESTERN ASSET

EMERGING MARKETS

INCOME FUND INC. (EMD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

Under normal conditions, the Fund invests a minimum of 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government-related issuers located in emerging market countries, of entities organized to restructure outstanding debt of such issuers and debt of corporate issuers in emerging market countries.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Emerging Markets Income Fund Inc. for the twelve-month reporting period ended May 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 26, 2015

II	Western Asset Emerging Markets Income Fund Inc.

Investment commentary

Economic review

The U.S. economy expanded moderately during the twelve months ended May 31, 2015 (the “reporting period”). While the U.S. Department of Commerce reported that second quarter 2014 U.S. gross domestic product (“GDP”)i growth was 4.6%, the economy gained momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. However, fourth quarter 2014 GDP growth slowed to a more modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. In addition, the U.S. Department of Commerce reported that first quarter 2015 GDP growth was -0.2%. This downturn was attributed to a number of factors, including a deceleration in personal consumption expenditures, along with negative contributions from exports, nonresidential fixed investment, and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 55.7 in June 2014, the PMI generally rose over the next two months, reaching a high of 58.1 in August, its best reading since April 2011. Manufacturing activity then decelerated over much of the last eight months of the reporting period and the PMI was 52.8 in May 2015.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 6.1%, as reported by the U.S. Department of Labor. Unemployment generally declined during the reporting period and was 5.5% in May 2015, close to its lowest level since May 2008.

Growth outside the U.S. was mixed. In its April 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Global growth remains moderate, with uneven prospects across the main countries and regions. Relative to last year, the outlook for advanced economies is improving, while growth in emerging market and developing economies is projected to be lower, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 1.0% in 2015, compared to -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.3% versus 4.6% in 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiv at a historically low range between zero and 0.25%. The Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that ended on April 29, 2015, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors.” Finally, at its meeting that concluded on June 17,

Western Asset Emerging Markets Income Fund Inc.	III

Investment commentary (cont’d)

2015, after the reporting period ended, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. On June 5, 2014, the ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. Finally, on January 22, 2015, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.60% on November 21, 2014 and to 5.35% on February 28, 2015. Finally, on May 11, 2015, China’s central bank cut the rate to 5.10% in an effort to stimulate growth.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 26, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	Western Asset Emerging Markets Income Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. As a primary investment objective, the Fund seeks high current income. As a secondary objective, the Fund seeks capital appreciation. Under normal conditions, the Fund invests a minimum of 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government-related issuers located in emerging market countries, of entities organized to restructure outstanding debt of such issuers and debt of corporate issuers in emerging market countries. We believe attractive risk-adjusted returns can be achieved in the emerging markets debt asset class through diligent country selection based on fundamental analysis, rigorous quantitative fixed-income analysis focusing on market inefficiencies among sectors and securities in each country and a focus on managing risk through active management.

The portfolio, which invests in government and corporate issuers of emerging market countries, is actively managed. A risk-aware approach is employed by Western Asset Management Company (“Western Asset”), the Fund’s subadviser. This approach assimilates the top-down global economic views with analysts’ fundamental and relative value views on opportunities available in emerging market countries. In allocating among different countries, the following are some of the factors that are considered: currency regime, inflation and interest rate trends, growth rate forecasts, liquidity of markets for that country’s debt, fiscal policies, political outlook and tax environment. Individual securities that appear to be most undervalued and that offer attractive potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities are then selected. Independent fundamental analysis is used to evaluate the creditworthiness of corporate and governmental issuers.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Chia-Liang (CL) Lian and Gordon S. Brown. Mr. Lian joined the Fund’s portfolio management team on July 31, 2014. He has been employed by Western Asset as an investment professional since 2011, and also serves as Head of the Emerging Markets Debt Team. Keith J. Gardner stepped down as a member of the Fund’s portfolio management team on April 30, 2015. Mr. Kevin Ritter, CFA, joined the portfolio manager team on June 30, 2015. Mr. Ritter has been employed by Western Asset as an investment professional since 2006.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a few months of weakness, the emerging markets debt asset class rallied during the reporting period and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i gained 0.72% during the twelve months ended May 31, 2015.

Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report	1

Fund overview (cont’d)

The asset class was volatile during the reporting period as the price of oil and many other commodities fell sharply lower. In addition, numerous geopolitical issues, including ongoing hostilities between Russia and Ukraine, along with unsettling developments in the Middle East and elsewhere, negatively impacted investor sentiment. However, a turnaround triggered by stabilizing oil prices and increased investor demand for the asset class resulted in the EMBI Global posting a positive return for the five months ended May 31, 2015.

Looking at the returns of the three sub-sectors in the asset class, U.S. dollar-denominated government sovereign debt, as represented by the EMBI Global, gained 0.72% during the twelve months ended May 31, 2015. Emerging market corporate bonds, as measured by the JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”),ii gained 3.26% and local currency bonds, as measured by the JPMorgan GBI-EM Global Diversified Index,iii returned -13.49% over the twelve months ended May 31, 2015.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the fiscal year. We reduced the Fund’s exposures to emerging markets corporate bonds and local currencies. In contrast, we increased the Fund’s allocations to emerging markets sovereign and quasi-sovereigns to diversify the Fund’s portfolio and reduce its overall risk exposure.

From a country perspective, the Fund added new positions in frontier marketsiv such as the Dominican Republic and Vietnam. This allowed us to further diversify the Fund’s portfolio and take advantage of opportunities we identified in these smaller countries. We also added to the Fund’s exposure in a number of Asian countries, including China, Indonesia, the Philippines and India — countries that could potentially benefit from lower oil prices. In contrast, we reduced the Fund’s overweight exposure to Latin America. From a currency perspective, we reduced the Fund’s exposure to the Mexican peso amid concerns about the impact of lower oil price for its economy. We also reduced the Fund’s position in the Brazilian real. Brazil’s economy faced numerous headwinds during the reporting period, as inflation rose sharply and there was an extensive corruption scandal involving Petrobras, the state-owned oil company.

The Fund utilized currency forwards during the reporting period to manage its local currency exposure. The use of these instruments was positive for performance.

Finally, the Fund continued to utilize leverage during the twelve months ended May 31, 2015. We ended the period with liabilities as a percentage of gross assets, of approximately 14%, versus 10% at the beginning of the reporting period. The use of leverage detracted from the Fund’s results during the period.

Performance review

For the twelve months ended May 31, 2015, Western Asset Emerging Markets Income Fund Inc. returned -2.62% based on its net asset value (“NAV”)v and -6.92% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 0.72% for the same period. The Lipper Emerging Markets Hard Currency Debt Closed-End Funds Category Averagevi returned -6.73% over the same time frame.

2	Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report

Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.95 per share.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2015. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2015
Price Per Share	12-Month Total Return**
$13.09 (NAV)	-2.62	%†
$11.23 (Market Price)	-6.92	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its underweight to Ukraine, along with security selection of Mexican and Peruvian emerging market corporate bonds. An underweight to Ukraine was beneficial given its underperformance versus the EMBI Global. Investor sentiment for Ukraine was weak as the country’s deteriorating economy increased the likelihood of a debt restructuring. Within Mexico, the Fund’s overweight to telecommunication company Axtel was beneficial for performance. In April 2015, Moody’s upgraded Axtel’s rating from Caa3 to B3. The rating service company believes the settlement of a dispute over interconnection fees with America Movil will benefit Axtel’s financial stability. An overweight to Peruvian utility company Transport de Gas Peru was also additive for performance as it generated strong results during the reporting period. In April 2015, Transport de Gas Peru was upgraded by Fitch from BBB to BBB+ due to improvement in the company’s financials and cash generation ability. Elsewhere, an overweight to Indian industrials company Bharti Airtel International contributed to the Fund’s performance as Indian corporate bonds generally remained strong during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its country positioning. In particular, an underweight to strong performing Asian countries such as the Philippines was negative for results. An overweight to Venezuela was also a drag on returns. The decline in the price of oil increased the risk that Venezuela may default on its external debt obligations.

From a currency perspective, the Fund’s overweights to the Mexican peso and the Brazilian real detracted from results. Both currencies fell sharply versus the U.S. dollar during the reporting period.

Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report	3
*	For the tax character of distributions paid during the fiscal year ended May 31, 2015, please refer to page 37 of this report.

Fund overview (cont’d)

Elsewhere, a number of individual corporate overweight positions detracted from results, including Colombian energy company Pacific Rubiales, Russian industrials firm Sibur and Mexican oil and gas company Offshore Drilling Holding SA.

Looking for additional information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEMDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Emerging Markets Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 16, 2015

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political, regulatory and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality). High-yield bonds are subject to additional risks such as increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

Portfolio holdings and breakdowns are as of May 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 20 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2015 were: Sovereign Bonds (59.8%), Energy (23.0%), Materials (12.4%), Telecommunication Services (4.6%) and Financials (4.4%). The Fund’s portfolio composition is subject to change at any time.

4	Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[i]i	The JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”) tracks total returns for U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries.

iii

The JPMorgan GBI-EM Global Diversified Index tracks total returns for local currency bonds issued by Emerging Market governments. The index includes only those countries that are accessible by most of the international investor base and excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility. For this index the maximum weight to a country is capped at 10%.

iv

“Frontier” markets also known as “Next Generation” markets are defined as those countries that are only just appearing on the radar screen for most investors or in some cases reappearing after disruptions caused by political and economic crises and default. Frontier markets are by definition rated non-investment grade and represent the smaller, less liquid population of emerging market economies.

[v]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[v]i

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 10 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2015 and May 31, 2014 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report

Spread duration (unaudited)

Economic exposure — May 31, 2015

Total Spread Duration
EMD	— 6.47 years
Benchmark	— 6.96 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Income Fund Inc.

Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — May 31, 2015

Total Effective Duration
EMD	— 6.72 years
Benchmark	— 7.17 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Income Fund Inc.

8	Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report

Schedule of investments

May 31, 2015

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 59.8%
Angola — 0.1%
Republic of Angola, Senior Notes	7.000%	8/16/19	370,000		$381,359	(a)
Argentina — 0.6%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	2,221,000		2,187,054
Brazil — 1.6%
Federative Republic of Brazil, Senior Notes	10.000%	1/1/17	20,125,000	BRL	6,051,067
Chile — 0.6%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	380,000		404,836	(b)
Republic of Chile, Senior Notes	3.875%	8/5/20	1,750,000		1,911,875	(c)
Total Chile					2,316,711
Colombia — 4.3%
Republic of Colombia, Senior Bonds	4.000%	2/26/24	2,740,000		2,794,800	(c)
Republic of Colombia, Senior Bonds	7.375%	9/18/37	5,781,000		7,522,526	(c)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	760,000		874,000	(c)
Republic of Colombia, Senior Notes	7.375%	3/18/19	4,076,000		4,799,490	(c)
Total Colombia					15,990,816
Costa Rica — 0.7%
Republic of Costa Rica, Notes	7.000%	4/4/44	2,560,000		2,508,800	(b)
Croatia — 1.6%
Republic of Croatia, Senior Notes	6.625%	7/14/20	1,360,000		1,513,000	(b)
Republic of Croatia, Senior Notes	5.500%	4/4/23	2,600,000		2,751,783	(b)
Republic of Croatia, Senior Notes	5.500%	4/4/23	1,740,000		1,841,578	(a)
Total Croatia					6,106,361
Dominican Republic — 1.8%
Dominican Republic, Senior Notes	5.500%	1/27/25	4,440,000		4,528,800	(b)
Dominican Republic, Senior Notes	6.850%	1/27/45	2,170,000		2,256,800	(b)
Total Dominican Republic					6,785,600
Ecuador — 0.9%
Republic of Ecuador, Notes	7.950%	6/20/24	80,000		76,200	(b)
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	2,280,000		2,405,400	(b)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	794,000		756,285	(b)
Total Ecuador					3,237,885
El Salvador — 0.2%
Republic of El Salvador, Notes	6.375%	1/18/27	840,000		836,850	(b)
Gabon — 0.4%
Gabonese Republic, Bonds	6.375%	12/12/24	1,320,000		1,312,080	(b)
Ghana — 0.5%
Republic of Ghana, Bonds	8.125%	1/18/26	1,050,000		994,875	(b)

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report	9

Schedule of investments (cont’d)

May 31, 2015

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Ghana — continued
Republic of Ghana, Notes	7.875%	8/7/23	850,000		$804,806	(a)
Total Ghana					1,799,681
Honduras — 0.4%
Republic of Honduras, Senior Notes	7.500%	3/15/24	1,410,000		1,543,950	(a)
Hungary — 1.2%
Republic of Hungary, Senior Notes	5.750%	11/22/23	4,076,000		4,652,249
Indonesia — 6.4%
Republic of Indonesia, Notes	3.750%	4/25/22	10,040,000		10,077,650	(a)(c)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	420,000		474,600	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,105,000		1,284,562	(a)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	205,000		222,169	(b)(c)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	1,595,000		1,541,169	(b)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	2,399,000		2,704,872	(b)
Republic of Indonesia, Senior Notes	5.250%	1/17/42	7,140,000		7,229,250	(b)
Republic of Indonesia, Senior Notes	5.250%	1/17/42	600,000		607,500	(a)
Total Indonesia					24,141,772
Ivory Coast — 0.9%
Republic of Cote D’Ivoire, Senior Notes	5.375%	7/23/24	2,590,000		2,496,112	(b)
Republic of Cote D’Ivoire, Senior Notes	6.375%	3/3/28	1,040,000		1,042,600	(b)
Total Ivory Coast					3,538,712
Jamaica — 0.3%
Government of Jamaica, Senior Notes	7.625%	7/9/25	1,100,000		1,237,500
Kazakhstan — 0.9%
Republic of Kazakhstan, Senior Bonds	3.875%	10/14/24	3,320,000		3,207,950	(a)
Kenya — 1.0%
Republic of Kenya, Senior Notes	5.875%	6/24/19	2,010,000		2,081,355	(b)
Republic of Kenya, Senior Notes	6.875%	6/24/24	1,710,000		1,798,492	(b)
Total Kenya					3,879,847
Lithuania — 1.2%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	3,920,000		4,630,226	(b)(c)
Mexico — 3.0%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	4,000		4,780
United Mexican States, Senior Bonds	8.000%	6/11/20	50,271,100	MXN	3,655,610	(c)
United Mexican States, Senior Notes	5.125%	1/15/20	100,000		111,250	(c)
United Mexican States, Senior Notes	3.625%	3/15/22	1,056,000		1,082,928	(c)
United Mexican States, Senior Notes	4.000%	10/2/23	5,460,000		5,705,700	(c)
United Mexican States, Senior Notes	4.750%	3/8/44	806,000		816,276	(c)
Total Mexico					11,376,544

See Notes to Financial Statements.

10	Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Nigeria — 0.5%
Republic of Nigeria, Senior Notes	6.375%	7/12/23	1,700,000	$1,748,875	(b)
Pakistan — 0.7%
Republic of Pakistan, Senior Bonds	6.875%	6/1/17	730,000	763,763	(b)
Republic of Pakistan, Senior Bonds	6.875%	6/1/17	200,000	209,250	(a)
Republic of Pakistan, Senior Bonds	7.250%	4/15/19	1,740,000	1,829,636	(b)
Total Pakistan				2,802,649
Paraguay — 0.7%
Republic of Paraguay, Senior Bonds	4.625%	1/25/23	300,000	309,000	(a)
Republic of Paraguay, Senior Notes	6.100%	8/11/44	2,160,000	2,332,800	(b)
Total Paraguay				2,641,800
Peru — 4.7%
Republic of Peru, Senior Bonds	7.350%	7/21/25	4,300,000	5,772,750	(c)
Republic of Peru, Senior Bonds	8.750%	11/21/33	5,705,000	8,956,850	(c)
Republic of Peru, Senior Bonds	6.550%	3/14/37	1,620,000	2,110,050	(c)
Republic of Peru, Senior Bonds	5.625%	11/18/50	757,000	893,260	(c)
Total Peru				17,732,910
Philippines — 2.8%
Republic of Philippines, Senior Bonds	6.375%	10/23/34	4,330,000	6,007,875
Republic of Philippines, Senior Bonds	5.000%	1/13/37	2,340,000	2,837,250
Republic of Philippines, Senior Bonds	3.950%	1/20/40	1,400,000	1,466,500
Total Philippines				10,311,625
Poland — 2.6%
Republic of Poland, Senior Notes	5.125%	4/21/21	3,910,000	4,423,970	(c)
Republic of Poland, Senior Notes	5.000%	3/23/22	4,670,000	5,282,984	(c)
Total Poland				9,706,954
Romania — 0.2%
Republic of Romania, Senior Notes	4.875%	1/22/24	530,000	581,834	(b)
Russia — 4.8%
Russian Foreign Bond — Eurobond, Senior Bonds	11.000%	7/24/18	110,000	134,756	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	12.750%	6/24/28	617,000	981,030	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	11,409,375	13,388,901	(a)(d)
Russian Foreign Bond — Eurobond, Senior Bonds	5.875%	9/16/43	3,400,000	3,392,180	(b)
Total Russia				17,896,867
Senegal — 0.2%
Republic of Senegal, Bonds	6.250%	7/30/24	730,000	719,050	(a)
Sri Lanka — 1.0%
Republic of Sri Lanka, Senior Bonds	6.000%	1/14/19	3,590,000	3,684,237	(b)

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report	11

Schedule of investments (cont’d)

May 31, 2015

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Tunisia — 0.1%
Banque Centrale de Tunisie SA, Senior Bonds	5.750%	1/30/25	290,000		$300,150	(b)
Turkey — 8.3%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	920,000		1,018,631	(c)
Republic of Turkey, Senior Bonds	4.250%	4/14/26	1,130,000		1,097,739	(c)
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,348,000		5,808,780	(c)
Republic of Turkey, Senior Notes	6.875%	3/17/36	17,260,000		20,877,351	(c)
Republic of Turkey, Senior Notes	6.750%	5/30/40	1,900,000		2,291,875	(c)
Total Turkey					31,094,376
Uruguay — 0.9%
Republic of Uruguay, Senior Bonds	5.100%	6/18/50	850,000		858,500
Republic of Uruguay, Senior Notes	4.500%	8/14/24	2,500,000		2,681,250
Total Uruguay					3,539,750
Venezuela — 2.7%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	6,817,000		2,726,800	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	815,000		366,343	(c)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	7,239,000		2,942,653	(c)
Bolivarian Republic of Venezuela, Senior Notes	7.000%	12/1/18	1,920,000		931,200	(a)(c)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	6,400,000		2,752,000	(a)(c)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	933,000		363,870
Total Venezuela					10,082,866
Vietnam — 1.0%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	680,000		761,600	(a)
Republic of Vietnam, Senior Bonds	4.800%	11/19/24	2,830,000		2,897,212	(b)
Total Vietnam					3,658,812
Total Sovereign Bonds (Cost — $219,808,557)					224,225,769
Convertible Bonds & Notes — 0.2%
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Axtel SAB de CV, Senior Secured Notes (Cost — $801,970)	9.000%	1/31/20	5,881,900	MXN	725,741	(b)(c)
Corporate Bonds & Notes — 52.4%
Consumer Discretionary — 0.4%
Media — 0.4%
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	500,000		599,700
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	780,000		865,800	(b)
Total Consumer Discretionary					1,465,500
Consumer Staples — 1.1%
Food & Staples Retailing — 0.2%
Prosperous Ray Ltd., Senior Bonds	3.000%	11/12/18	430,000		439,836	(a)

See Notes to Financial Statements.

12	Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — continued
Prosperous Ray Ltd., Senior Bonds	4.625%	11/12/23	270,000	$290,295	(a)
Total Food & Staples Retailing				730,131
Food Products — 0.9%
JBS USA LLC/JBS USA Finance Inc., Senior Notes	5.750%	6/15/25	900,000	911,250	(b)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	540,000	546,750	(a)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	1,070,000	1,007,405	(b)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	810,000	826,200	(b)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	1,430,000	28,600	(a)(e)
Total Food Products				3,320,205
Total Consumer Staples				4,050,336
Energy — 23.0%
Energy Equipment & Services — 0.6%
Offshore Drilling Holding SA, Senior Secured Notes	8.625%	9/20/20	710,000	640,775	(b)
Offshore Drilling Holding SA, Senior Secured Notes	8.625%	9/20/20	560,000	505,400	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	1,130,000	1,005,700	(b)
Total Energy Equipment & Services				2,151,875
Oil, Gas & Consumable Fuels — 22.4%
CNOOC Curtis Funding No. 1 Pty Ltd., Senior Notes	4.500%	10/3/23	1,000,000	1,080,200	(a)(c)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	782,818	857,221	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	960,000	1,124,899	(c)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	310,000	288,145
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	1,110,000	1,032,300	(b)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	1,060,000	948,700	(b)(c)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	632,000	648,989	(b)
KazMunayGas National Co. JSC, Senior Notes	6.375%	4/9/21	5,110,000	5,335,760	(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,379,000	1,458,292	(a)
Oleoducto Central SA, Senior Notes	4.000%	5/7/21	990,000	982,575	(b)(c)
ONGC Videsh Ltd., Senior Notes	4.625%	7/15/24	920,000	965,307	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.625%	1/19/25	3,185,000	2,563,925	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	484,000	506,385	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	234,000	244,823	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	4,176,000	4,710,528	(c)
Petrobras Global Finance BV, Senior Notes	3.250%	3/17/17	770,000	763,039
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	4,035,000	3,782,611
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	670,000	655,260
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	2,240,000	2,004,800
Petrobras Global Finance BV, Senior Notes	5.625%	5/20/43	610,000	505,269

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report	13

Schedule of investments (cont’d)

May 31, 2015

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras International Finance Co., Senior Notes	3.500%	2/6/17	750,000	$748,725
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	3,710,000	3,505,950
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	9,670,000	3,727,785	(a)
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	6,260,000	4,655,875	(a)(c)
Petroleos Mexicanos, Senior Notes	8.000%	5/3/19	130,000	154,440
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,100,000	9,979,151
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	235,000	256,103
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	2,750,000	2,728,412	(b)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,740,000	2,054,070	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	5,560,000	6,218,927	(b)(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,048,000	1,172,201	(a)
PT Pertamina Persero, Senior Notes	5.250%	5/23/21	2,280,000	2,416,800	(b)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	830,000	858,012	(b)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	1,100,000	1,086,250	(b)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	1,920,000	2,006,400	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,149,000	2,562,682	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	2,220,000	2,374,590	(b)(c)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	1,140,000	1,175,625	(a)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	187,000	192,376	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	10/17/23	550,000	590,941	(a)(c)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	3,170,000	3,405,265	(b)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,870,000	1,888,700	(b)(c)
Total Oil, Gas & Consumable Fuels				84,218,308
Total Energy				86,370,183
Financials — 4.4%
Banks — 1.8%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	880,000	888,800	(b)
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	330,000	339,735	(b)(f)
Export Credit Bank of Turkey, Senior Bonds	5.000%	9/23/21	1,200,000	1,219,491	(b)
Export Credit Bank of Turkey, Senior Notes	5.875%	4/24/19	200,000	212,676	(b)
Industrial & Commercial Bank of China Ltd., Senior Notes	3.231%	11/13/19	520,000	534,765
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	1,880,000	1,889,400	(b)
RSHB Capital, Loan Participation Notes, Senior Notes	7.750%	5/29/18	1,340,000	1,406,303	(a)
RSHB Capital, Loan Participation Notes, Subordinated Notes	6.000%	6/3/21	200,000	185,000	(a)(f)
Total Banks				6,676,170

See Notes to Financial Statements.

14	Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — 1.4%
Magyar Export-Import Bank Zrt., Senior Bonds	4.000%	1/30/20	5,140,000	$5,249,225	(b)
Real Estate Management & Development — 1.2%
China Overseas Finance Cayman III Ltd., Senior Bonds	5.375%	10/29/23	820,000	889,888	(a)
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	800,000	813,040	(a)(c)
Country Garden Holdings Co., Ltd., Senior Notes	7.875%	5/27/19	800,000	844,000	(a)(c)
Shimao Property Holdings Ltd., Senior Notes	6.625%	1/14/20	900,000	913,500	(a)(c)
Theta Capital Pte Ltd., Senior Notes	6.125%	11/14/20	900,000	915,640	(a)
Total Real Estate Management & Development				4,376,068
Total Financials				16,301,463
Industrials — 2.9%
Building Products — 0.2%
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	900,000	865,800	(b)(c)
Construction & Engineering — 1.2%
CRCC Yuxiang Ltd., Senior Notes	3.500%	5/16/23	450,000	447,467	(a)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	3,118,000	2,704,865	(b)(c)
Odebrecht Finance Ltd., Senior Notes	5.250%	6/27/29	1,319,000	1,168,238	(b)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	355,875	319,576	(b)
Total Construction & Engineering				4,640,146
Industrial Conglomerates — 0.7%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	290,000	305,950	(b)
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	300,000	322,500	(b)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	1,765,000	1,901,802	(b)(c)
Total Industrial Conglomerates				2,530,252
Transportation Infrastructure — 0.8%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	750,000	801,713	(b)(c)
PT Pelabuhan Indonesia II, Senior Bonds	4.250%	5/5/25	2,120,000	2,045,800	(b)
Total Transportation Infrastructure				2,847,513
Total Industrials				10,883,711
Materials — 12.4%
Chemicals — 3.3%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	1,990,000	2,049,700	(b)(c)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	128,000	135,040	(a)
Grupo Idesa SA de CV, Senior Notes	7.875%	12/18/20	3,750,000	3,937,500	(a)(c)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	930,000	980,220	(b)(c)
Mexichem SAB de CV, Senior Notes	5.875%	9/17/44	1,670,000	1,629,085	(b)(c)
OCP SA, Senior Notes	5.625%	4/25/24	1,650,000	1,765,500	(b)
OCP SA, Senior Notes	4.500%	10/22/25	1,870,000	1,832,600	(b)
Total Chemicals				12,329,645

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report	15

Schedule of investments (cont’d)

May 31, 2015

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Construction Materials — 1.0%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	890,000	$863,478	(b)(c)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	250,000	242,550	(a)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	890,000	952,389	(b)(c)
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	990,000	1,001,385	(b)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	750,000	671,250	(b)
Total Construction Materials				3,731,052
Metals & Mining — 7.0%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	829,000	908,344
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,190,000	1,254,476	(b)(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,970,000	2,074,696	(b)(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	671,000	662,003	(a)(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	650,000	641,285	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,020,000	895,050	(b)(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	998,000	875,745	(a)(c)
Evraz Group SA, Notes	9.500%	4/24/18	810,000	842,400	(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	1,180,000	1,227,200	(a)
Samarco Mineracao SA, Senior Notes	5.750%	10/24/23	1,980,000	1,994,850	(b)(c)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	1,200,000	1,170,000	(b)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	800,000	884,800
Southern Copper Corp., Senior Notes	3.875%	4/23/25	1,030,000	1,010,451	(c)
Southern Copper Corp., Senior Notes	7.500%	7/27/35	100,000	114,331
Southern Copper Corp., Senior Notes	6.750%	4/16/40	3,160,000	3,361,324	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	700,000	631,925
Tupy Overseas SA, Senior Bonds	6.625%	7/17/24	540,000	543,240	(b)
Vale Overseas Ltd., Senior Bonds	8.250%	1/17/34	1,476,000	1,662,036	(c)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,349,000	1,333,338	(c)
Vedanta Resources PLC, Senior Bonds	8.250%	6/7/21	2,040,000	2,017,050	(b)(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	1,630,000	1,681,345	(b)(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	360,000	377,550	(a)
Total Metals & Mining				26,163,439
Paper & Forest Products — 1.1%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	352,000	413,520
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	625,000	660,299	(c)
Inversiones CMPC SA, Notes	4.375%	5/15/23	690,000	707,738	(b)(c)
Inversiones CMPC SA, Senior Notes	4.750%	1/19/18	1,020,000	1,070,533	(b)(c)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	790,000	822,523	(b)(c)

See Notes to Financial Statements.

16	Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Klabin Finance SA, Senior Notes	5.250%	7/16/24	640,000	$639,680	(b)
Total Paper & Forest Products				4,314,293
Total Materials				46,538,429
Telecommunication Services — 4.4%
Diversified Telecommunication Services — 2.4%
Axtel SAB de CV, Senior Secured Notes	9.000%	1/31/20	4,059,000	4,074,221	(b)(c)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	950,000	1,044,050	(b)
Empresa Nacional de Telecomunicaciones SA, Senior Notes	4.875%	10/30/24	950,000	975,660	(b)(c)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	910,000	999,862	(b)
Turk Telekomunikasyon AS, Senior Bonds	3.750%	6/19/19	1,240,000	1,244,545	(b)(c)
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	880,000	881,109	(b)
Total Diversified Telecommunication Services				9,219,447
Wireless Telecommunication Services — 2.0%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,270,000	1,322,387	(b)
Oi SA, Senior Notes	5.750%	2/10/22	1,310,000	1,159,350	(b)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	5,250,000	4,869,375	(a)
Total Wireless Telecommunication Services				7,351,112
Total Telecommunication Services				16,570,559
Utilities — 3.8%
Electric Utilities — 1.4%
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	780,000	820,950	(b)
Eskom Holdings SOC Ltd., Notes	7.125%	2/11/25	640,000	660,672	(a)
Eskom Holdings SOC Ltd., Senior Notes	5.750%	1/26/21	250,000	248,125	(a)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	1,970,000	2,302,536	(a)
PT Perusahaan Listrik Negara, Senior Notes	5.500%	11/22/21	400,000	433,000	(a)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	750,000	753,015	(b)(c)
Total Electric Utilities				5,218,298
Gas Utilities — 1.0%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	860,000	924,500	(b)(c)
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	1,110,000	1,129,425	(b)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	350,000	353,500	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	1,270,000	1,360,170	(b)(c)
Total Gas Utilities				3,767,595
Independent Power and Renewable Electricity Producers — 1.1%
AES Gener SA, Notes	5.250%	8/15/21	1,000,000	1,082,284	(b)(c)
Empresa Nacional de Electricidad SA, Senior Notes	4.250%	4/15/24	500,000	522,319
First Gen Corp., Senior Notes	6.500%	10/9/23	830,000	883,950	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report	17

Schedule of investments (cont’d)

May 31, 2015

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power and Renewable Electricity Producers — continued
Korea East-West Power Co., Ltd., Senior Notes	2.500%	6/2/20	1,730,000	$1,743,056	(b)
Total Independent Power and Renewable Electricity Producers				4,231,609
Multi-Utilities — 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	870,000	1,029,319	(b)(c)
Total Utilities				14,246,821
Total Corporate Bonds & Notes (Cost — $194,476,160)				196,427,002

		Expiration Date	Warrants
Warrants — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $356,500)		4/15/20	11,500	107,813
Total Investments before Short-Term Investments (Cost — $415,443,187)				421,486,325

		Maturity Date	Face Amount†
Short-Term Investments — 0.8%
Repurchase Agreements — 0.8%
Deutsche Bank Securities Inc. repurchase agreement dated 5/29/15; Proceeds at maturity — $2,900,024; (Fully collateralized by U.S. government obligations, 2.500% due 7/15/16; Market value — $2,958,000) (Cost — $2,900,000)	0.100%	6/1/15	2,900,000	2,900,000
Total Investments — 113.2% (Cost — $418,343,187#)				424,386,325
Liabilities in Excess of Other Assets — (13.2)%				(49,531,690)
Total Net Assets — 100.0%				$374,854,635

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(e)	The coupon payment on these securities is currently in default as of May 31, 2015.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is $421,179,303.

See Notes to Financial Statements.

18	Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report

Western Asset Emerging Markets Income Fund Inc.

Abbreviations used in this schedule:
BRL	— Brazilian Real
MXN	— Mexican Peso

Summary of Investments by Country** (unaudited)
Mexico	13.3%
Indonesia	8.4
Brazil	8.4
Turkey	8.4
Russia	7.6
Colombia	5.9
Peru	5.3
Venezuela	4.4
Chile	3.5
China	2.7
Philippines	2.6
Hungary	2.3
Poland	2.3
Kazakhstan	2.0
India	2.0
Malaysia	1.7
Dominican Republic	1.6
Croatia	1.4
Lithuania	1.1
Kenya	0.9
Sri Lanka	0.9
Vietnam	0.9
Morocco	0.8
Qatar	0.8
Uruguay	0.8
Ivory Coast	0.8
Ecuador	0.8
Argentina	0.7
Pakistan	0.7
South Africa	0.6
Paraguay	0.6
Costa Rica	0.6
Trinidad and Tobago	0.5
Singapore	0.5
Ghana	0.4

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report	19

Schedule of investments (cont’d)

May 31, 2015

Western Asset Emerging Markets Income Fund Inc.

Summary of Investments by Country** (unaudited) (cont’d)
Nigeria	0.4%
South Korea	0.4
Hong Kong	0.4
Honduras	0.4
Gabon	0.3
Jamaica	0.3
United Arab Emirates	0.2
El Salvador	0.2
Senegal	0.2
Romania	0.1
Angola	0.1
Tunisia	0.1
Short-Term Investments	0.7
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2015 and are subject to change.

See Notes to Financial Statements.

20	Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report

Statement of assets and liabilities

May 31, 2015

Assets:
Investments, at value (Cost — $418,343,187)	$424,386,325
Foreign currency, at value (Cost — $8,643)	6,299
Cash	8,036,050
Interest receivable	6,551,763
Unrealized appreciation on forward foreign currency contracts	120,711
Prepaid expenses	20,099
Other assets	3,076
Total Assets	439,124,323

Liabilities:
Loan payable (Note 5)	58,530,000
Payable for open reverse repurchase agreements (Note 3)	3,473,438
Payable for securities purchased	1,687,937
Investment management fee payable	336,083
Unrealized depreciation on forward foreign currency contracts	60,079
Interest payable	18,122
Directors’ fees payable	5,658
Accrued expenses	158,371
Total Liabilities	64,269,688
Total Net Assets	$374,854,635

Net Assets:
Par value ($0.001 par value, 28,629,885 shares issued and outstanding; 100,000,000 shares authorized)	$28,630
Paid-in capital in excess of par value	388,060,825
Undistributed net investment income	840,240
Accumulated net realized loss on investments and foreign currency transactions	(20,150,155)
Net unrealized appreciation on investments and foreign currencies	6,075,095
Total Net Assets	$374,854,635

Shares Outstanding	28,629,885

Net Asset Value	$13.09

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report	21

Statement of operations

For the Year Ended May 31, 2015

Investment Income:
Interest	$27,133,781
Dividends	69,000
Less: Foreign taxes withheld	(11,672)
Total Investment Income	27,191,109

Expenses:
Investment management fee (Note 2)	4,065,602
Interest expense (Notes 3 and 5)	500,464
Commitment fees (Note 5)	166,738
Transfer agent fees	82,603
Audit and tax fees	76,780
Directors’ fees	62,173
Legal fees	45,002
Fund accounting fees	39,360
Shareholder reports	30,238
Custody fees	24,263
Stock exchange listing fees	23,044
Insurance	7,788
Miscellaneous expenses	11,735
Total Expenses	5,135,790
Net Investment Income	22,055,319

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(17,438,114)
Foreign currency transactions	1,325,857
Net Realized Loss	(16,112,257)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(17,173,410)
Foreign currencies	130,955
Change in Net Unrealized Appreciation (Depreciation)	(17,042,455)
Net Loss on Investments and Foreign Currency Transactions	(33,154,712)
Decrease in Net Assets from Operations	$(11,099,393)

See Notes to Financial Statements.

22	Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2015	2014

Operations:
Net investment income	$22,055,319	$22,452,183
Net realized loss	(16,112,257)	(6,268,462)
Change in net unrealized appreciation (depreciation)	(17,042,455)	(3,225,524)
Increase (Decrease) in Net Assets from Operations	(11,099,393)	12,958,197

Distributions to Shareholders From (Note 1):
Net investment income	(27,055,241)	(24,665,199)
Net realized gains	—	(4,537,285)
Decrease in Net Assets from Distributions to Shareholders	(27,055,241)	(29,202,484)
Decrease in Net Assets	(38,154,634)	(16,244,287)

Net Assets:
Beginning of year	413,009,269	429,253,556
End of year*	$374,854,635	$413,009,269
*Includes undistributed net investment income of:	$840,240	$8,396,426

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report	23

Statement of cash flows

For the Year Ended May 31, 2015

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(11,099,393)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(180,161,220)
Sales of portfolio securities	170,959,152
Net purchases, sales and maturities of short-term investments	2,700,000
Net amortization of premium (accretion of discount)	667,886
Decrease in interest receivable	388,564
Increase in prepaid expenses	(969)
Increase in other assets	(3,076)
Increase in payable for securities purchased	1,687,937
Decrease in investment management fee payable	(24,427)
Increase in Directors’ fees payable	1,722
Decrease in interest payable	(722)
Increase in accrued expenses	11,355
Net realized loss on investments	17,438,114
Change in unrealized depreciation of investments and forward foreign currency transactions	16,982,286
Net Cash Provided by Operating Activities*	19,547,209

Cash Flows from Financing Activities:
Distributions paid on common stock	(27,055,241)
Increase in loan payable	15,130,000
Decrease in payable for reverse repurchase agreements	(783,368)
Net Cash Used by Financing Activities	(12,708,609)
Net Increase in Cash	6,838,600
Cash at Beginning of Year	1,203,749
Cash at End of Year	$8,042,349

*	Included in operating expenses is cash of $672,435 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

24	Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31:
	2015[1]	2014[1]	2013[1]	2012[1]	2011[1]

Net asset value, beginning of year	$14.43	$14.99	$14.79	$15.04	$13.71

Income (loss) from operations:
Net investment income	0.77	0.78	0.82	0.87	0.99
Net realized and unrealized gain (loss)	(1.16)	(0.32)	0.40	(0.18)	1.26
Total income (loss) from operations	(0.39)	0.46	1.22	0.69	2.25

Less distributions from:
Net investment income	(0.95)	(0.86)	(0.82)	(0.74)	(0.86)
Net realized gains	—	(0.16)	(0.20)	(0.20)	(0.06)
Total distributions	(0.95)	(1.02)	(1.02)	(0.94)	(0.92)

Net asset value, end of year	$13.09	$14.43	$14.99	$14.79	$15.04

Market price, end of year	$11.23	$13.06	$14.14	$13.80	$13.97
Total return, based on NAV[2,3]	(2.62)%	3.60%	8.22%	4.76%	16.92%
Total return, based on Market Price[4]	(6.92)%	0.19%	9.49%	5.70%	24.01%

Net assets, end of year (000s)	$374,855	$413,009	$429,254	$423,290	$430,380

Ratios to average net assets:
Gross expenses	1.33%	1.26%	1.26%	1.25%	1.23%
Net expenses	1.33	1.26	1.26	1.25	1.23
Net investment income	5.71	5.66	5.26	5.79	6.76

Portfolio turnover rate	40%	27%	26%	19%	35%

Supplemental data:
Loans Outstanding, End of Year (000s)	$58,530	$43,400	$21,900	—	—
Asset Coverage Ratio for Loan Outstanding[5]	740%	1,052%	2,060%	—	—
Asset Coverage, per $1,000 principal amount of Loan Outstanding[5]	$7,404	$10,516 [6]	$20,601 [6]	—	—
Weighted Average Loan (000s)[7]	$52,360	$33,427	$16,893	—	—
Weighted Average Interest Rate on Loans[7]	0.93%	0.93%	0.95%	—	—

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[6]	Added to conform to current period presentation.

[7]	Weighted average based on the number of days that the Fund had a loan outstanding.

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund, under normal conditions, invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

26	Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report	27

Notes to financial statements (cont’d)

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$224,225,769	—	$224,225,769
Convertible bonds & notes	—	725,741	—	725,741
Corporate bonds & notes	—	196,427,002	—	196,427,002
Warrants	—	107,813	—	107,813
Total long-term investments	—	$421,486,325	—	$421,486,325
Short-term investments†	—	2,900,000	—	2,900,000
Total investments	—	$424,386,325	—	$424,386,325
Other financial instruments:
Forward foreign currency contracts	—	$120,711	—	$120,711
Total	—	$424,507,036	—	$424,507,036

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$60,079	—	$60,079

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value

28	Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report

of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report	29

Notes to financial statements (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of

30	Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report

default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2015, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $60,079. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report	31

Notes to financial statements (cont’d)

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular quarterly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These

32	Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report

reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(2,556,264)	$2,556,264

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended May 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$180,161,220
Sales	170,959,152

At May 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$26,828,104
Gross unrealized depreciation	(23,621,082)
Net unrealized appreciation	$3,207,022

Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report	33

Notes to financial statements (cont’d)

Transactions in reverse repurchase agreements for the Fund during the year ended May 31, 2015 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$4,298,068	(0.38)%	$5,796,750

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from (5.50)% to 0.55% during the year ended May 31, 2015. Interest expense incurred on reverse repurchase agreements totaled $15,216. Interest income earned on reverse repurchase agreements totaled $30,622.

At May 31, 2015, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
Credit Suisse	(2.00)%	5/4/2015	TBD	*	$3,473,438

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On May 31, 2015, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $3,667,187.

At May 31, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	21,140,000	USD	1,357,870	Barclays Bank PLC	6/15/15	$13,615
MXN	38,860,000	USD	2,542,778	Barclays Bank PLC	6/15/15	(21,684)
USD	3,854,183	MXN	60,000,000	Barclays Bank PLC	6/15/15	(38,395)
USD	6,679,568	BRL	21,262,401	Citibank, N.A.	6/15/15	35,311
INR	229,867,701	SGD	4,694,339	Bank of America, N.A.	8/14/15	71,040
INR	120,000,000	USD	1,845,089	Deutsche Bank AG	8/31/15	745
Total						$60,632

Abbreviations used in this table:
BRL	— Brazilian Real
INR	— Indian Rupee
MXN	— Mexican Peso
SGD	— Singapore Dollar
USD	— United States Dollar

34	Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2015.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$120,711

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$60,079

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$1,508,255

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$191,124

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended May 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$3,970,504
Forward foreign currency contracts (to sell)	11,656,119

Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report	35

Notes to financial statements (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$120,711	—	$120,711

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$60,079	—	$60,079

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $100,000,000 and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The Fund pays a monthly commitment fee at an annual rate of 0.35% on the unutilized portion of the loan. The interest on the loan outstanding, if any, is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the year ended May 31, 2015 was $485,248. For the year ended May 31, 2015, the Fund incurred a commitment fee in the amount of $166,738. At May 31, 2015, the Fund had $58,530,000 of borrowings outstanding per this credit agreement. For the year ended May 31, 2015, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $52,360,438 and the weighted average interest rate was 0.93%.

6. Distributions subsequent to May 31, 2015

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/19/15	6/26/15	$0.21000

36	Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$27,055,241	$24,805,685
Net long-term capital gains	—	4,396,799
Total distributions paid	$27,055,241	$29,202,484

As of May 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,079,996
Deferred capital losses*	(17,315,251)
Other book/tax temporary differences(a)	(238,544)
Unrealized appreciation (depreciation)(b)	3,238,979
Total accumulated earnings (losses) — net	$(13,234,820)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report	37

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Emerging Markets Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Emerging Markets Income Fund Inc., including the schedule of investments, as of May 31, 2015, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Emerging Markets Income Fund Inc. as of May 31, 2015, the results of its operations and cash flows for the year then ended, its changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 22, 2015

38	Western Asset Emerging Markets Income Fund Inc. 2015 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Emerging Markets Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Robert D. Agdern[1]
Year of birth	1950
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[2] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University since 2002; Deputy General Counsel responsible for western hemisphere matters for BP PLC from 1999 to 2001; Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments from 1993 to 1998 (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	None

Western Asset Emerging Markets Income Fund Inc.	39

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2007
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Professor of French and Italian (2009 to 2014) at Drew University, formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 1994
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

40	Western Asset Emerging Markets Income Fund Inc.

Independent Directors cont’d

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[2]	Director and Member of Nominating and Audit Committees, Class II
Term of office[2] and length of time served	Since 2013
Principal occupation(s) during past five years	Senior Vice President and Chief Financial Officer, ConnectWise, Inc. (software and services company) (since 2015) and Adjunct Professor, Washington University in St.· Louis and University of Iowa law schools (since 2014); formerly, CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 1995
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	None

Western Asset Emerging Markets Income Fund Inc.	41

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer:

Kenneth D. Fuller[3]
Year of birth	1958
Position(s) held with Fund[2]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[2] and length of time served	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 31 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013), formerly, Director of Legg Mason & Co. (2012 to 2013), formerly, Vice President of Legg Mason & Co. (2009 to 2012), formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	None

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[2]	Chief Compliance Officer
Term of office[2] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[2]	Identity Theft Prevention Officer
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

42	Western Asset Emerging Markets Income Fund Inc.

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[2]	Secretary and Chief Legal Officer
Term of office[2] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[2]	Assistant Secretary
Term of office[2] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[2]	Principal Financial Officer
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Emerging Markets Income Fund Inc.	43

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[2]	Treasurer
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund[2]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)0

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Effective January 1, 2015, Mr. Agdern became a Director.

[2]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2015, year 2017 and year 2016, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year to hold office until their successors are duly elected and qualified.

[3]	Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

44	Western Asset Emerging Markets Income Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Emerging Markets Income Fund Inc.	45

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

46	Western Asset Emerging Markets Income Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of Western Asset Emerging Markets Income Fund Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion

Western Asset Emerging Markets Income Fund Inc.	47

Dividend reinvestment plan (unaudited) (cont’d)

of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to

48	Western Asset Emerging Markets Income Fund Inc.

Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose

Western Asset Emerging Markets Income Fund Inc.	49

Dividend reinvestment plan (unaudited) (cont’d)

of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 6201 15th Avenue, Brooklyn, NY 11219.

50	Western Asset Emerging Markets Income Fund Inc.

Western Asset

Emerging Markets Income Fund Inc.

Directors

Robert D. Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2015, Mr. Agdern became a Director.

Western Asset Emerging Markets Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company 6201 15th Avenue Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

New York Stock Exchange Symbol

EMD

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Emerging Markets Income Fund Inc.

Western Asset Emerging Markets Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX011901 7/15 SR15-2534

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determine that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert and that she is independent for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2014 and May 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $71,500 in 2014 and $72,200 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2014 and $0 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,800 in 2014 and $3,840 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Emerging Markets Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Emerging Markets Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Emerging Markets Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Emerging Markets Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Emerging Markets Income Fund Inc. during the reporting period were $ in 2015.

(h) Yes. Western Asset Emerging Markets Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Emerging Markets Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern (Effective January 1, 2015, Mr. Agdern became a member of the Audit Committee and the Board of Directors.)

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

Jeswald W. Salacuse (Effective June 30, 2014, Mr. Salacuse retired from the Audit Committee and the Board of Directors.)

b) Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8. INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2013	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Kevin J. Ritter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Effective June 30, 2015	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Gordon S. Brown Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Brown was Senior Investment Manager of Emerging Market Rates and Currencies at Baillie Gifford & Co. from 2001 to 2011.

Chia-Liang Lian Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Lian spent approximately six years with the Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2015.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
	Other Registered Investment Companies	103	$191.2 billion	None	None
S. Kenneth Leech‡	Other Pooled Vehicles	274	$91.6 billion	9	$1.8 billion
	Other Accounts	643	$171.8 billion	55	$17.2 billion
	Other Registered Investment Companies	8	$2.1 billion	None	None
Gordon Brown‡	Other Pooled Vehicles	15	$5.2 billion	1	$120 million
	Other Accounts	75	$25.2 billion	7	$4.4 billion

	Other Registered Investment Companies	24	$32.0 billion	None	None
Chia-Lian‡*	Other Pooled Vehicles	42	$14.9 billion	1	$120 million
	Other Accounts	155	$34.6 billion	27	$9.0 billion
	Other Registered Investment Companies	1	$43 million	None	None
Kevin J. Ritter‡*	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.
*	Mr. Ritter joined the Fund’s portfolio management team on June 30, 2015.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of May 31, 2015.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Gordon S. Brown	A
Chia-Liang Lian	A
Kevin J. Ritter*	A

*	Mr. Ritter joined the Fund’s portfolio management team on June 30, 2015.

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Income Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 24, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 24, 2015